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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: March 5, 2001



                                 THE KROGER CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     An Ohio Corporation              No. 1-303              31-0345740
----------------------------         -----------        ---------------------
(State or other jurisdiction         (Commission        (IRS Employer Number)
      of incorporation)              File Number)


                                1014 Vine Street
                              Cincinnati, OH 45201
                    ----------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number: (513) 762-4000



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Item 5.  Other Events

         On March 5, 2001, the Company issued a press release. Attached hereto as Exhibit 99.1 is the text of that release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits:

             99.1    Press release.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            THE KROGER CO.



March 5, 2001                               By: (W. Rodney McMullen)
                                               ----------------------------
                                                 W. Rodney McMullen
                                                 Executive Vice President





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                                  EXHIBIT INDEX



Exhibit No.        Exhibit
-----------        -------
   99.1          Press release.